UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2007
Moldflow Corporation
(Exact name of registrant as specified in charter)

Delaware	000-30027	04-3406763

(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

492 Old Connecticut Path, Ste 401, Framingham, MA	01701

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (508) 358-5848
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Loan Modification Agreement dated February 2, 2007
EX-99.1 Press Release dated February 6, 2007

Item 1.01. Entry into a Material Definitive Agreement
On February 2, 2007, Moldflow Corporation (the “Company”) entered into a Loan Modification Agreement (the “Loan Amendment”) with Silicon Valley Bank amending the Loan Agreement dated November 13, 2001 between the Company and Silicon Valley Bank, as amended (the “Loan Agreement”). The Loan Amendment revises certain financial covenants in the Loan Agreement, including: (i) reducing the liquidity requirements from $30 million of cash and unrestricted marketable securities to $15 million of cash and unrestricted marketable securities, and (ii) modifying the profitability requirements from quarterly net losses not to exceed $500,000 to net profitability (as defined in the Loan Agreement) of $500,000 for the quarter ending March 31, 2007 and each quarter thereafter.
The Loan Amendment also changes certain other aspects of the Loan Agreement, including changing the maturity date from February 2, 2007 to January 31, 2009; and modifying the Distributions and Investments provision from allowing the repurchase of up to 500,000 shares of the Company’s common stock to allowing the repurchase of up to 600,000 shares of the Company’s common stock.
The description of the Loan Amendment set forth above is a summary description and omits certain detailed terms set forth in the underlying document. The summary set forth above is qualified by the terms and conditions of the Loan Amendment which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 2.02. Results of Operations and Financial Condition
The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. On February 6, 2007, the Company issued a press release regarding the second quarter of the fiscal 2007 year. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit 10.1 -	Loan Modification Agreement between Moldflow Corporation and Silicon Valley Bank dated February 2, 2007.

Exhibit 99.1 -	Press Release issued by Moldflow Corporation dated February 6, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLDFLOW CORPORATION
Date: February 6, 2007	By:	/s/ Christopher L. Gorgone
	Name:	Christopher L. Gorgone
	Title:	Executive Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Loan Modification Agreement between Moldflow Corporation and Silicon Valley Bank dated February 2, 2007

Exhibit 99.1	Press Release issued by Moldflow Corporation dated February 6, 2007.